UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06499

Name of Fund:  MuniYield California Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield California Fund, Inc., 800 Scudders Mill Road,
     Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield California
Fund, Inc.


Annual Report
October 31, 2004



MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ 08543-9011



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MuniYield California Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 6.74%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


Although long-term bond yields declined over the past 12 months, we maintained the Fund's defensive positioning in an effort to limit volatility and safeguard the Fund's net asset value in anticipation of rising long-term interest rates ahead.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower - despite an increase in short-term interest rates by the Federal Reserve Board (the Fed). On October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points (.34%) from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/ demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.


Describe conditions in the State of California.

As the 12-month period began, California was facing political and economic uncertainty. Concerns over the state's $38 billion deficit led Standard and Poor's (S&P) to downgrade California's credit rating to BBB, the lowest in the nation. Conditions improved somewhat as the state passed a new budget and Arnold Schwarzenegger assumed the governor's office. The new budget, however, included a significant amount of new general obligation debt - backed by the state's precarious revenues - as well as new "fiscal recovery" bonds to reduce the deficit.

Toward the end of 2003, credit-rating agencies Fitch and Moody's followed S&P's lead and downgraded California's credit rating. The downgrade was prompted by Governor Schwarzenegger's repeal of an unpopular vehicle licensing fee, which reduced the state's revenues, and a lack of consensus on how to resolve the state's budget crisis. In June 2004, California completed the issuance of $11 billion worth of economic recovery bonds, alleviating concerns about the state's cash-flow problems. In turn, Moody's upgraded the state's long-term credit rating to A3 from Baa1, citing a recovering state economy, increased tax collections, an improved budget outlook and more liquidity. S&P soon followed, upgrading its rating from BBB to A, while Fitch raised California's rating to A-.

As the state's fiscal health improved, credit spreads tightened considerably, reflecting investors' increased comfort with taking on the risk associated with owning California's debt. Still, California faces a number of challenges, including compliance with several stringent financial mandates. These include Proposition 98, which guarantees public schools a minimum level of funding; strict property tax limits; and a requirement for a two-thirds supermajority legislative vote on financial matters, which has often impeded the timely adoption of a budget. Although California's large population and above-average per-capita income have resulted in relatively manageable debt levels, the state has depended on substantial amounts of general obligation debt to resolve recent budget shortfalls and capital needs.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield California Fund, Inc. had net annualized yields of 6.37% and 6.74%, based on a year-end per share net asset value of $15.27 and a per share market price of $14.43, respectively, and $.972 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.74%, based on a change in per share net asset value from $15.17 to $15.27, and assuming reinvestment of ordinary income dividends.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



The Fund's total return, based on net asset value, trailed the +9.99% average return of its comparable Lipper category of California Municipal Debt Funds for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the state of California.) The underperformance is partly attributed to the Fund's extremely defensive duration, a measure of an investment's sensitivity to interest rate changes. Our aim was to protect the Fund's net asset value during a period in which we believed interest rates would rise. However, long-term rates actually declined during the past
12 months, and we opted not to trade in and out of general market higher grade securities to take advantage of periods of market volatility. Instead, we kept the Fund fully invested and with limited portfolio turnover--an approach that we believe was prudent and in our shareholders' long-term interests, especially as the Fed began raising interest rates.

Also impacting performance was the fact that, unlike many of its peers, the Fund does not invest in below-investment-grade securities. As credit spreads tightened, high yield bonds enjoyed strong results, and our negligible exposure detracted from relative results. Similarly, the portfolio was underweight in bonds backed by tobacco revenues, and these bonds performed quite well. Finally, the Fund employs a lower percentage of leverage than the majority of its peer group, and this hindered relative performance at those times when interest rates fell.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +6.45%, based on a change in per share net asset value from $14.85 to $15.27, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

We made relatively few changes to the portfolio's structure during the past 12 months. We kept the Fund's duration below that of our peer group in anticipation of rising interest rates. In an environment of tightening credit spreads, we took advantage of market conditions to sell some lower-rated bonds whose income was subject to the alternative minimum tax (AMT). We were able to reduce the Fund's AMT exposure while selling these strong-performing bonds at a gain. Finally, in March 2004, we employed a hedge position to control the portfolio's interest rate risk. We later eliminated the hedge position after it became apparent that the market was not going to decline as soon as initially expected.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.12% for Series A, 1.01% for Series B and 1.19% for Series C. These attractive funding levels, in combination with a positively sloped yield curve, continued to provide a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.10% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We maintained the portfolio's relatively short duration. The Fed has continued to increase short-term interest rates at a "measured" pace, with its fourth 25 basis point rate hike this year on November
10. In our view, long-term interest rates are likely to follow short-term interest rates higher and, under these circumstances, the portfolio's short duration should serve to safeguard the Fund's net asset value.

With daily floating rate securities offering yields just near 1%, we believe there is too much of a yield penalty associated with maintaining an excess cash reserve balance. Therefore, the Fund remains fully invested in an effort to enhance shareholder income.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager


November 10, 2004



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California--133.8%

           BBB        NR*       $ 1,730    ABAG Finance Authority for Nonprofit Corporations, California,
                                           Revenue Refunding Bonds (Redwood Senior Homes and Services),
                                           6% due 11/15/2022                                                     $    1,827

           AAA        Aaa         3,975    Antioch Area Public Facilities Financing Agency, California,
                                           Special Tax (Community Facilities District Number 1989-1),
                                           5.70% due 8/01/2022 (a)                                                    4,461

           AAA        Aaa         2,820    Arcata, California, Joint Powers Financing Authority, Tax Allocation
                                           Revenue Refunding Bonds (Community Development Project Loan), Series A,
                                           6% due 8/01/2023 (a)                                                       2,934

           AAA        Aaa         2,500    Bakersfield, California, COP, Refunding (Convention Center Expansion
                                           Project), 5.80% due 4/01/2017 (h)                                          2,727

           AA-        Aa2         1,410    California HFA, Home Mortgage Revenue Bonds, Series D, 5.85% due
                                           8/01/2017                                                                  1,500

                                           California Health Facilities Financing Authority Revenue Bonds:
           AAA        Aaa         5,000       (Kaiser Permanente), RIB, Series 26, 8.92% due 6/01/2022 (f)(j)         6,142
           NR*        Aa3         2,835       (Scripps Research Institute), Series A, 6.625% due 7/01/2018            2,901

           AAA        Aaa         1,490    California Health Facilities Financing Authority, Revenue Refunding
                                           Bonds (Pomona Valley Hospital Medical Center), Series A, 5.625%
                                           due 7/01/2019 (h)                                                          1,641

                                           California Infrastructure and Economic Development Bank Revenue Bonds:
           AAA        Aaa         2,520       (Asian Museum Foundation of San Francisco), 5.50% due 6/01/2018 (h)     2,827
           A-         NR*         4,990       (J. David Gladstone Institute Project), 5.50% due 10/01/2022            5,299

           BBB+       Baa2        5,800    California Pollution Control Financing Authority, Solid Waste
                                           Disposal Revenue Refunding Bonds (Republic Services Inc. Project), AMT,
                                           Series C, 5.25% due 6/01/2023                                              6,138

                                           California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue
                                           Bonds (Mortgage Backed Securities Program), AMT:
           NR*        Aaa           145       Series A-1, 6.90% due 12/01/2024 (d)(g)                                   152
           AAA        NR*           210       Series B, 6.15% due 6/01/2020 (e)                                         214

                                           California State Department of Veteran Affairs, Home Purpose Revenue
                                           Refunding Bonds, Series C:
           A          Aa2         5,970       5.875% due 12/01/2015                                                   6,130
           A          Aa2         9,315       6.05% due 12/01/2020                                                    9,582
           A          Aa2         2,500       6.15% due 12/01/2027                                                    2,573

           BBB+       A2          4,500    California State Department of Water Resources, Power Supply Revenue
                                           Bonds, Series A, 5.75% due 5/01/2017                                       5,105

           AA         Aa3         6,000    California State Department of Water Resources Revenue Bonds (Central
                                           Valley Project), 5.25% due 7/01/2022                                       6,009

                                           California State, GO, Refunding:
           A          A3          8,000       5.75% due 5/01/2030                                                     8,786
           A          A3          2,785       (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                        2,856

                                           California State Public Works Board, Lease Revenue Bonds:
           AAA        Aaa         2,000       (California State University), Series C, 5.40% due 10/01/2022 (h)       2,179
           A-         Baa1        5,000       (Department of Corrections), Series C, 5.50% due 6/01/2023              5,439
           AAA        Aaa         6,645       (Department of Health Services), Series A, 5.75% due 11/01/2017 (h)     7,546
           AAA        Aaa        17,000       (Various Community College Projects), Series A, 5.625% due
                                              3/01/2016 (a)                                                          18,139



Portfolio Abbreviations


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (continued)

                                           California State University and Colleges, Housing System Revenue
                                           Refunding Bonds (c):
           AAA        Aaa       $ 3,000       5.75% due 11/01/2015                                               $    3,178
           AAA        Aaa         3,500       5.80% due 11/01/2017                                                    3,706
           AAA        Aaa         3,900       5.90% due 11/01/2021                                                    4,132

                                           California State, Various Purpose, GO:
           A          A3          4,730       5.50% due 4/01/2030                                                     5,091
           A          A3          6,850       5.50% due 11/01/2033                                                    7,347

           AAA        Aaa         5,250    California Statewide Communities Development Authority, COP (John
                                           Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (h)                 5,642

                                           California Statewide Communities Development Authority, Health
                                           Facility Revenue Bonds (Memorial Health Services), Series A:
           A          A3          3,270       6% due 10/01/2023                                                       3,526
           A          A3          3,000       5.50% due 10/01/2033                                                    3,065

           AA-        A1          5,000    California Statewide Communities Development Authority Revenue Bonds
                                           (Sutter Health), Series B, 5.50% due 8/15/2028                             5,232

           AAA        Aaa         2,380    California Statewide Communities Development Authority, Water Revenue
                                           Bonds (Pooled Financing Program), Series C, 5.25% due 10/01/2028 (f)       2,519

           AAA        Aaa         2,000    Chino Basin, California, Regional Financing Authority Revenue Bonds
                                           (Inland Empire Utility Agency Sewer Project), 5.75% due 11/01/2019 (h)     2,281

           AAA        Aaa         2,705    Contra Costa County, California, Public Financing Lease Revenue
                                           Refunding Bonds (Various Capital Facilities), Series A, 5.30% due
                                           8/01/2020 (h)                                                              2,935

           AAA        Aaa         3,750    Cucamonga, California, County Water District, COP, 5.125% due
                                           9/01/2035 (c)                                                              3,871

           AAA        Aaa         2,500    Davis, California, Joint Unified School District, Community Facilities
                                           District, Special Tax Refunding Bonds, Number 1, 5.50% due 8/15/2021 (h)   2,665

           AAA        Aaa         1,030    Garden Grove, California, Public Financing Authority, Revenue
                                           Refunding Bonds (Water Services Capital Improvement Program), COP,
                                           5% due 12/15/2022 (f)                                                      1,098

           BBB        Baa3        4,650    Golden State Tobacco Securitization Corporation of California, Tobacco
                                           Settlement Revenue Bonds, Series A-4, 7.80% due 6/01/2042                  4,992

           AAA        Aaa         5,025    Indio, California, Water Authority, Water Enterprise Revenue Bonds,
                                           5.125% due 4/01/2030 (a)                                                   5,289

                                           Industry, California, Urban Development Agency, Tax Allocation
                                           Refunding Bonds (h):
           AAA        Aaa        14,915       (Civic--Recreation--Industrial), Series 1, 5.50% due 5/01/2021         16,178
           AAA        Aaa         5,000       (Civic-Recreational--Industrial Redevelopment Project No. 1),
                                              5.50% due 5/01/2020                                                     5,418

           NR*        Aaa         2,000    Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                           6.20% due 11/01/2031 (a)                                                   2,323

           AAA        Aaa        10,000    Los Angeles, California, Community College District, GO, Series A,
                                           5.50% due 8/01/2021 (h)                                                   11,230

                                           Los Angeles, California, Department of Water and Power, Electric Plant
                                           Revenue Refunding Bonds:
           AA-        Aaa         9,865       6% due 2/15/2005 (i)                                                   10,087
           NR*        Aa3         4,920       RIB, Series 370, 9.94% due 2/15/2024 (j)                                5,142

                                           Los Angeles, California, Harbor Department Revenue Bonds, AMT:
           AAA        Aaa         4,000       RITR, Series RI-7, 10.295% due 11/01/2026 (h)(j)                        4,615
           AA         Aa2         2,000       Series B, 6% due 8/01/2015                                              2,127
           AA         Aa2         6,000       Series B, 5.375% due 11/01/2023                                         6,299

           AAA        Aaa         7,000    Los Angeles, California, Wastewater System Revenue Bonds, Series A,
                                           5% due 6/01/2023 (c)                                                       7,236

           AAA        Aaa         4,500    Los Angeles, California, Wastewater System Revenue Refunding Bonds,
                                           Subordinate Series A, 5% due 6/01/2027 (h)                                 4,659


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (continued)

           AAA        Aaa       $ 4,000    Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Bonds (Proposition C), Second Tier,
                                           Senior Series A, 5.50% due 7/01/2005 (a)(i)                           $    4,180

           AAA        Aaa         5,000    Los Angeles County, California, Public Works Financing Authority,
                                           Lease Revenue Bonds (Multiple Capital Facilities Project VI),
                                           Series A, 5.625% due 5/01/2026 (a)                                         5,494

           AAA        Aaa         8,705    Modesto, California, Wastewater Treatment Facilities Revenue Bonds,
                                           5.625% due 11/01/2017 (h)                                                  9,619

           AAA        Aaa         1,750    North City-West, California, School Facilties Financing Authority,
                                           Special Tax Refunding Bonds, Series B, 5.75% due 9/01/2015 (f)             1,902

                                           Oakland, California, Alameda County Unified School District, GO,
                                           Series F (h):
           AAA        Aaa         3,290       5.50% due 8/01/2017                                                     3,674
           AAA        Aaa         3,770       5.50% due 8/01/2018                                                     4,210

                                           Oakland, California, Joint Powers Financing Authority, Lease Revenue
                                           Bonds (Oakland Administration Buildings) (a)(i):
           AAA        Aaa        11,395       5.75% due 8/01/2006                                                    12,384
           AAA        Aaa         2,000       5.9% due 8/01/2006                                                      2,179

           AAA        Aaa         3,000    Oxnard, California, Financing Authority, Wastewater Revenue Bonds
                                           (Redwood Trunk Sewer and Headworks Projects), Series A, 5.25% due
                                           6/01/2034 (c)                                                              3,178

           AAA        Aaa         1,000    Palm Springs, California, Financing Authority, Lease Revenue Refunding
                                           Bonds (Convention Center Project), Series A, 5.50% due 11/01/2035 (h)      1,100

           AAA        Aaa         1,750    Pleasant Valley, California, School District, Ventura County, GO,
                                           Series C, 5.75% due 8/01/2025 (b)(h)                                       1,976

           BBB-       NR*         2,255    Pomona, California, Public Financing Authority, Revenue Refunding
                                           Bonds (Merged Redevelopment Project), Series A1, 5.75% due 2/01/2034       2,322

           AAA        Aaa        10,600    Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                           5.40% due 11/01/2017 (h)                                                  11,714

           NR*        Aaa         5,808    Port Oakland, California, RIB, Refunding, AMT, Series 717X, 8.70%
                                           due 11/01/2027 (c)(j)                                                      6,381

           AAA        Aaa         4,315    Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                           Refunding Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2020 (f)    4,708

           AAA        Aaa         2,345    Richmond, California, Redevelopment Agency, Tax Allocation, Refunding
                                           Bonds (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (h)   2,610

           AAA        Aaa         5,000    Sacramento, California, Municipal Utility District, Electric Revenue
                                           Refunding Bonds, Series L, 5.125% due 7/01/2022 (h)                        5,371

                                           Sacramento County, California, Sanitation District Financing Authority,
                                           Revenue Refunding Bonds:
           AA         Aa3         4,500       RIB, Series 366, 9.692% due 12/01/2027 (j)                              4,955
           AA         Aa3         5,695       Series A, 5.60% due 12/01/2017                                          5,973
           AA         Aa3         6,190       Series A, 5.75% due 12/01/2018                                          6,506
           AA         Aa3         3,750       Trust Receipts, Class R, Series A, 9.885% due 12/01/2019 (j)            4,156

           AAA        Aaa        10,100    San Bernardino, California, City Unified School District, GO,
                                           Refunding, Series A, 5.875% due 8/01/2009 (c)(i)                          11,692

           AAA        Aaa         3,000    San Bernardino, California, Joint Powers Financing Authority, Lease
                                           Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                                           due 12/01/2020 (h)                                                         3,164

           AAA        Aaa         5,000    San Bernardino, California, Joint Powers Financing Authority, Tax
                                           Allocation Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)     5,278

           AAA        Aaa         3,600    San Diego, California, Unified School District, GO (Election of 1998),
                                           Series F, 5% due 7/01/2029 (f)                                             3,723

           AAA        Aaa         2,000    San Francisco, California, City and County Airport Commission,
                                           International Airport Revenue Bonds, AMT, Second Series, Issue 11,
                                           6.25% due 5/01/2005 (c)(i)                                                 2,063


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (concluded)

           AA         Aa3       $ 1,720    San Francisco, California, City and County Educational Facilities,
                                           GO (Community College), Series A, 5.75% due 6/15/2019                 $    1,933

           AA         Aa3         1,310    San Francisco, California, City and County Zoo Facilities, GO,
                                           Series B, 5.75% due 6/15/2019                                              1,472

           AAA        Aaa         4,615    San Jose, California, Airport Revenue Bonds, Series D, 5% due
                                           3/01/2028 (h)                                                              4,761

           AAA        Aaa         5,000    San Juan, California, Unified School District, GO (Election of 2002),
                                           5% due 8/01/2028 (h)                                                       5,168

           AAA        Aaa         2,020    Santa Clara, California, Unified School District, GO, 5.50% due
                                           7/01/2021 (c)                                                              2,262

           NR*        A3          3,500    Santa Clara County, California, Housing Authority, M/F Housing Revenue
                                           Bonds (John Burns Gardens Apartments Project), AMT, Series A, 6% due
                                           8/01/2041                                                                  3,583

           AAA        Aaa         4,000    Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                           (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)          4,488

           AAA        Aaa         2,000    Sequoia, California, Unified High School District, GO, 5.70% due
                                           7/01/2005 (f)(i)                                                           2,092

           AAA        Aaa         2,265    South Bayside, California, Waste Management Authority, Waste System
                                           Revenue Bonds, 5.75% due 3/01/2020 (a)                                     2,548

           AAA        NR*            60    Southern California Home Finance Authority, S/F Mortgage Revenue
                                           Bonds (Mortgage-Backed Securities Program), AMT, Series A, 6.75%
                                           due 9/01/2022 (e)                                                             60

           AAA        Aaa         3,235    Taft, California, Public Financing Authority, Lease Revenue Bonds
                                           (Community Correctional Facility), Series A, 6.05% due 1/01/2017 (h)       3,514

           A+         A1          1,310    Torrance, California, Hospital Revenue Refunding Bonds (Torrance
                                           Memorial Medical Center), Series A, 6% due 6/01/2022                       1,464

           AAA        Aaa         1,000    Ventura, California, Unified School District, GO (Election of 1997),
                                           Series H, 5.125% due 8/01/2034 (f)                                         1,045

                                           Vernon, California, Electric System Revenue Bonds (Malburg Generating
                                           Station Project):
           BBB+       A2          2,740       5.50% due 4/01/2022                                                     2,837
           BBB+       A2          1,250       5.50% due 4/01/2023                                                     1,293

           AAA        Aaa         5,000    Vista, California, Joint Powers Financing Authority, Lease Revenue
                                           Refunding Bonds, 5.625% due 5/01/2016 (h)                                  5,501

           AAA        Aaa         5,605    Whittier, California, Union High School District, GO (Election of 1999),
                                           Series D, 5% due 8/01/2033 (f)                                             5,757


Puerto Rico--5.2%

           AAA        Aaa         2,140    Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Highway Revenue Bonds, Series Y, 5.50% due 7/01/2006 (h)(i)                2,298

           A-         Baa1        5,000    Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5%
                                           due 7/01/2029                                                              5,096

                                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
           A-         A3          6,500       Series NN, 5.125% due 7/01/2029                                         6,746
           AAA        Aaa         2,600       Series X, 5.50% due 7/01/2005 (h)(i)                                    2,665


Virgin Islands--1.0%

           BBB-       Baa3        3,000    Virgin Islands Government Refinery Facilities Revenue Refunding
                                           Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    3,278

                                           Total Municipal Bonds (Cost--$427,117)--140.0%                           455,363


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                 Shares
                                   Held    Short-Term Securities                                                   Value
                                    859    CMA California Municipal Money Fund++++                               $      859

                                           Total Short-Term Securities (Cost--$859)--0.3%                               859

           Total Investments (Cost--$427,976**)--140.3%                                                             456,222
           Other Assets Less Liabilities--2.8%                                                                        8,982
           Preferred Stock, at Redemption Value--(43.1%)                                                          (140,000)
                                                                                                                 ----------
           Net Assets Applicable to Common Stock--100.0%                                                         $  325,204
                                                                                                                 ==========

 (a) AMBAC Insured.

 (b) Escrowed to maturity.

 (c) FGIC Insured.

 (d) FHLMC Collateralized.

 (e) FNMA/GNMA Collateralized.

 (f) FSA Insured.

 (g) GNMA Collateralized.

 (h) MBIA Insured.

 (i) Prerefunded.

 (j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

   * Not Rated.

  ** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                    (in Thousands)

     Aggregate cost                                 $      427,819
                                                    ==============
     Gross unrealized appreciation                          29,223
     Gross unrealized depreciation                           (820)
                                                    --------------
     Net unrealized appreciation                    $       28,403
                                                    ==============

  ++ Ratings of issues shown are unaudited.

++++ Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                            Net            Dividend
     Affiliate                            Activity          Income

     CMA California Municipal
        Money Fund                        (13,474)           $24


     See Notes to Financial Statements.


Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:



                                               Percent of
Quality Rating                                   Total
S&P Rating/Moody's                            Investments

AAA/Aaa                                           65.0%
AA/Aa                                             15.9
A/A                                               14.8
BBB/Baa                                            4.1
Other*                                             0.2

* Includes portfolio holdings in short-term securities.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$427,117,046)                 $   455,363,090
           Investments in affiliated securities, at value (identified cost--$859,450)                               859,450
           Cash                                                                                                      67,957
           Receivables:
               Interest                                                                   $     8,696,236
               Securities sold                                                                  6,936,000
               Dividends from affiliates                                                               27        15,632,263
                                                                                          ---------------
           Prepaid expenses                                                                                           8,165
                                                                                                            ---------------
           Total assets                                                                                         471,930,925
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             6,261,167
               Investment adviser                                                                 220,647
               Dividends to Common Stock shareholders                                             179,249
               Other affiliates                                                                     3,244         6,664,307
                                                                                          ---------------
           Accrued expenses                                                                                          62,396
                                                                                                            ---------------
           Total liabilities                                                                                      6,726,703
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share (2,400 Series A
           Shares, 2,400 Series B Shares and 800 Series C Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                  140,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   325,204,222
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (21,295,255 shares issued and
           outstanding)                                                                                     $     2,129,526
           Paid-in capital in excess of par                                                                     299,957,928
           Undistributed investment income--net                                           $     2,668,510
           Accumulated realized capital losses--net                                           (7,797,786)
           Unrealized appreciation--net                                                        28,246,044
                                                                                          ---------------
           Total accumulated earnings--net                                                                       23,116,768
                                                                                                            ---------------
           Total--Equivalent to $15.27 net asset value per share of Common Stock
           (market price--$14.43)                                                                           $   325,204,222
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest                                                                                         $    24,873,191
           Dividends from affiliates                                                                                 23,589
                                                                                                            ---------------
           Total income                                                                                          24,896,780
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,299,072
           Commission fees                                                                        354,384
           Accounting services                                                                    155,226
           Transfer agent fees                                                                     62,398
           Professional fees                                                                       57,586
           Printing and shareholder reports                                                        35,729
           Custodian fees                                                                          24,940
           Directors' fees and expenses                                                            22,337
           Listing fees                                                                            20,800
           Pricing fees                                                                            15,217
           Other                                                                                   44,181
                                                                                          ---------------
           Total expenses before reimbursement                                                  3,091,870
           Reimbursement of expenses                                                             (16,458)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     3,075,412
                                                                                                            ---------------
           Investment income--net                                                                                21,821,368
                                                                                                            ---------------

Realized & Unrealized Gain--Net

           Realized gain on:
               Investments--net                                                                 1,389,663
               Futures contracts--net                                                             406,457         1,796,120
                                                                                          ---------------
           Change in unrealized appreciation on investments--net                                                    554,785
                                                                                                            ---------------
           Total realized and unrealized gain--net                                                                2,350,905
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (1,424,248)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    22,748,025
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    21,821,368   $    22,666,324
           Realized gain (loss)--net                                                            1,796,120          (41,823)
           Change in unrealized appreciation--net                                                 554,785         1,001,147
           Dividends and distributions to Preferred Stock shareholders                        (1,424,248)       (2,059,080)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                22,748,025        21,566,568
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

           Investment income--net                                                            (20,698,988)      (20,698,988)
           Realized gain--net                                                                          --          (57,092)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions to
           Common Stock shareholders                                                         (20,698,988)      (20,756,080)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                              2,049,037           810,488
           Beginning of year                                                                  323,155,185       322,344,697
                                                                                          ---------------   ---------------
           End of year*                                                                   $   325,204,222   $   323,155,185
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     2,668,510   $     2,970,378
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004        2003          2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    15.17   $    15.14   $    15.22   $    14.19   $    13.32
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                1.02++       1.06++       1.07++         1.03         1.02
           Realized and unrealized gain (loss)--net                 .12          .04        (.06)         1.05          .88
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.07)        (.10)        (.12)        (.20)        (.23)
               Realized gain--net                                    --        --+++        --+++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.07         1.00          .89         1.88         1.67
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.97)        (.97)        (.97)        (.85)        (.80)
               Realized gain--net                                    --        --+++        --+++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.97)        (.97)        (.97)        (.85)        (.80)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.27   $    15.17   $    15.14   $    15.22   $    14.19
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    14.43   $    14.15   $    14.46   $    15.10   $  13.0625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     7.74%        7.14%        6.14%       13.85%       13.45%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                        9.16%        4.64%        2.18%       22.71%       10.18%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement**                  .96%         .95%         .99%        1.00%        1.02%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                        .96%         .96%         .99%        1.00%        1.02%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         6.79%        6.93%        7.13%        7.00%        7.51%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .44%         .63%         .77%        1.37%        1.69%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           6.35%        6.30%        6.36%        5.63%        5.82%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of reimbursement                    .67%         .67%         .69%         .69%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .67%         .67%         .69%         .69%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           4.74%        4.84%        4.95%        4.83%        5.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              1.02%        1.46%        1.76%        3.04%        3.47%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                    For the Year Ended October 31,
from information provided in the financial statements.          2004        2003          2002         2001          2000
Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  325,204   $  323,155   $  322,345   $  322,524   $  300,503
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  140,000   $  140,000   $  140,000   $  140,000   $  140,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    33.60%       20.24%       49.87%       58.17%       93.01%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,323   $    3,308   $    3,302   $    3,304   $    3,146
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      270   $      569   $      607   $      802   $      865
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      241   $      217   $      322   $      721   $      875
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      250   $      207   $      292   $      745   $      875
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Based on average shares outstanding.

       +++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from the estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $16,458.

For the year ended October 31, 2004, the Fund reimbursed FAM $10,213 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $163,510,498 and $151,350,843, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were: Series A, 1.40%; Series B, 1.03%; and Series C, 1.30%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $178,155 as commissions.




MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:


                                      10/31/2004         10/31/2003

Distributions paid from:
   Tax-exempt income             $    22,123,236    $    22,751,092
   Ordinary income                            --             64,068
                                 ---------------    ---------------
Total distributions              $    22,123,236    $    22,815,160
                                 ===============    ===============


As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                $     2,510,669
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         2,510,669
Capital loss carryforward                              (6,759,497)*
Unrealized gains--net                                  27,365,596**
                                                    ---------------
Total accumulated earnings--net                     $    23,116,768
                                                    ===============

 * On October 31, 2004, the Fund had a net capital loss carryforward of $6,759,497, of which $6,405,651 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield California Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
California Fund, Inc. during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the
"Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*         President    1999 to  President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011           and          present  Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,              Director              Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 64                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

James H. Bodurtha       Director     1995 to  Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills              Director     2002 to  Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State of
                                              New York Common Retirement Fund since 1989;
                                              Member of the Investment Advisory Committee
                                              of the Howard Hughes Medical Institute from
                                              1997 to 2000; Director, Duke University
                                              Management Company from 1992 to 2004, Vice
                                              Chairman thereof from 1998 to 2004 and
                                              Director Emeritus thereof since 2004;
                                              Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and its Vice Chairman since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


Herbert I. London       Director     1992 to  John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from
                                              1983 to 1993.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Roberta Cooper Ramo     Director     1999 to  Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to 1996
NJ 08543-9095                                 and Member of the Board of Governors thereof
Age: 62                                       from 1994 to 1997; Shareholder, Poole,
                                              Kelly & Ramo, Attorneys at Law, P.C. from
                                              1977 to 1993; Director, ECMC Group (service
                                              provider to students, schools and lenders)
                                              since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico
                                              (now Wells Fargo) from 1975 to 1976; Vice
                                              President, American Law Institute since 2004.


Robert S. Salomon, Jr.  Director     2002 to  Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine
                                              from 1992 to 2002; Director of Stock
                                              Research and U.S. Equity Strategist at
                                              Salomon Brothers from 1975 to 1991;
                                              Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Director     2002 to  Chairman of Fernwood Advisors, Inc.           39 Funds       None
P.O. Box 9095                        present  (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Incorporated (telecommunications) since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          and      and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011           Treasurer    1999 to  of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                              present


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 53


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 40


Walter O'Connor         Vice         1995 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1994
Princeton,                                    to 1999.
NJ 08543-9011
Age: 43


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present  President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,              Officer               of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286



NYSE Symbol
MYC


Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4)
Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $26,000
                      Fiscal Year Ending October 31, 2003 - $25,000

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $3,000
                      Fiscal Year Ending October 31, 2003 - $5,600

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,610
                      Fiscal Year Ending October 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $13,270,096
    Fiscal Year Ending October 31, 2003 - $18,737,552

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold (resigned as of October 1, 2004)
Roberta Cooper Ramo
Robert S. Solomon, Jr.
Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield California Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Fund, Inc.


Date: December 13, 2004